FORUM FUNDS

THE GRISANTI BROWN VALUE FUND

Supplement dated August 6, 2010 to the Prospectus dated January 28, 2010, as supplemented May 20, 2010

On July 21, 2010, the Board of Trustees (the “Board”) of the Forum Funds (the “Trust”) approved a plan of liquidation and termination of the Grisanti Brown Value Fund (“Fund”).   Due to the Fund’s inability to attract a sufficient number of investors and maintain sufficient assets to operate efficiently, Grisanti Brown & Partners LLC (“Grisanti”), the Fund’s investment adviser, informed the Board that the Fund could not continue to conduct its business and operations in an economically efficient manner.  Grisanti has maintained an expense cap on the Fund’s total annual operating expenses since the Fund commenced operations and has determined that such subsidies are no longer economical.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases into the Fund on or about August 6, 2010. The Fund will begin its process of winding up and liquidating the Fund as soon as reasonably practicable. It is anticipated that the Fund will no longer pursue its stated investment objective after September 15, 2010 and will liquidate on or about September 24, 2010 (the “Liquidation Date”).  Any shareholder who has not redeemed shares of the Fund prior to the Liquidation Date will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of the Liquidation Date.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, please make arrangements to ensure that your account is transferred (or “rolled over”) in such a away as to minimize adverse tax consequences.  You should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact a Fund customer service representative at (866) 775-8439 (toll free).  Thank you for your continued support of the Fund.

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PLEASE RETAIN FOR FUTURE REFERENCE.